SKYBRIDGE G II FUND, LLC

POWER OF ATTORNEY

The person whose signature appears below hereby appoints each of Christopher Hutt and A. Marie Noble, acting singly, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of SkyBridge G II Fund, LLC.

By:	/s/ Charles Hurty
Name:	Charles Hurty
Title:	Director

Date:	September 15, 2011

SKYBRIDGE G II FUND, LLC

POWER OF ATTORNEY

The person whose signature appears below hereby appoints each of Christopher Hutt and A. Marie Noble, acting singly, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of SkyBridge G II Fund, LLC.

By:	/s/ Steven Krull
Name:	Steven Krull
Title:	Director

Date:	September 14, 2011

SKYBRIDGE G II FUND, LLC

POWER OF ATTORNEY

The person whose signature appears below hereby appoints each of Christopher Hutt and A. Marie Noble, acting singly, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of SkyBridge G II Fund, LLC.

By:	/s/ Joshua Weinreich
Name:	Joshua Weinreich
Title:	Director

Date:	September 15, 2011

SKYBRIDGE G II FUND, LLC

POWER OF ATTORNEY

The person whose signature appears below hereby appoints each of Christopher Hutt and A. Marie Noble, acting singly, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of SkyBridge G II Fund, LLC.

By:	/s/ Raymond Nolte
Name:	Raymond Nolte
Title:	President (Principal Executive Officer) and Director

Date:	September 15, 2011

SKYBRIDGE G II FUND, LLC

POWER OF ATTORNEY

The person whose signature appears below hereby appoints each of Christopher Hutt and A. Marie Noble, acting singly, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of SkyBridge G II Fund, LLC.

By:	/s/ Robert Phillips
Name:	Robert Phillips
Title:	Treasurer (Principal Financial and Accounting Officer)

Date:	September 15, 2011